CORPORATE
   HIGH YIELD
   FUND II, INC.

[GRAPHIC OMITTED]

STRATEGIC
         Performance

   Annual Report
   August 31, 1997

CORPORATE HIGH YIELD FUND II, INC.


The Benefits      Corporate High Yield Fund II, Inc. has the ability to utilize
and Risks of      leverage through borrowings or issuance of short-term debt
Leveraging        securities or shares of Preferred Stock. The concept of
                  leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

                  Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Quality           The quality ratings of securities in the Fund as of August 31,
Ratings           1997 were as follows:

                  Rating+             Percent of Net Assets*

                  B or lower........................ 60%
                  BB................................ 31
                  BBB...............................  7
                  NR(Not Rated)..................... 12

                  + The quality ratings shown are weighted averages by Standard & Poor's Corp. and Moody's Investors Service, Inc.

                  *  Total may not equal 100%.

                             Corporate High Yield Fund II, Inc., August 31, 1997

DEAR SHAREHOLDER


High-Yield Market Overview

  The high-yield market reflected the generally favorable bond market fundamentals over the past six months. The unmanaged Credit Suisse First Boston High Yield Index returned +5.8% for the six months ended August 31, 1997, compared to a +4.6% return for ten-year Treasury notes. High-yield returns were supported by both strong technicals and healthy fundamentals. On the technical side, cash flows into high-yield mutual funds totaled over $13 billion year-to-date August 31, 1997. Additional funds entered the high-yield market from non-traditional high-yield investors such as high-grade corporate funds seeking to enhance yield and new commitments by insurance companies and pension funds. Fundamentals also favored the high-yield market since the economy is healthy, the quality of new-issue supply was excellent, and default rates were historically low. The strength of the equity markets and availability of capital also boosted merger and acquisition activity, favorably affecting many high-yield issuers.

  While we believe that the generally favorable environment for high-yield securities should continue, the small risk premium prevalent in the market leaves little room for negative surprises. Yield spreads relative to ten-year Treasury notes are near historically narrow levels. Using the Credit Suisse First Boston High Yield Index, the average spread for high-yield bonds compared to Treasury securities was 461 basis points (4.61%) for the five-year period from January 1, 1992 to December 31, 1996. In other words, the yield on high-yield bonds was 4.61 percentage points higher than the yield on ten-year Treasury notes. The index spread at August 31, 1997 was 337 basis points. Thus, investors are now accepting a smaller incremental yield to compensate for the additional credit risk of high-yield bonds. Furthermore, spreads are compressing within the high-yield market as well. The spread between BB-rated and B-rated issues tightened to 133 basis points compared to 158 basis points at December 31, 1996, and the divergence between strong and weak single-B spreads has narrowed as well.

  Fund Performance

  For the year ended August 31, 1997, total investment return on the Fund's Common Stock was +14.91%, based on a change in per share net asset value from $12.56 to $13.07, and assuming reinvestment of $1.270 per share income dividends. For the six months ended August 31, 1997, total investment return on the Fund's Common Stock was +6.91%, based on a change in per share net asset value from $12.83 to $13.07, and assuming reinvestment of $0.621 per share income dividends. During this period, the net annualized yield of the Fund's Common Stock was 9.53%. The Fund's performance primarily reflects the defensive market posture we maintained over the past year.

  Leverage Strategy

  Our leverage position has been considerably lower than that of many other closed-end leveraged high-yield funds. The Fund was on average 6% leveraged over the six-month period ended August 31, 1997. Thus, the Fund borrowed the equivalent of 6% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On August 31, 1997, the Fund was 10.2% leveraged, having borrowed $13 million at a borrowing cost of 5.89%. Our leverage position reflects our caution on the direction of high-yield bond prices. At this time, our borrowings are primarily invested in bonds that we believe have limited downside risk from adverse interest rate moves or from earnings disappointments. While such bonds generally have limited upside as well, we are able to enhance the yield of the portfolio somewhat by earning the modest spread between our borrowing cost and the yield on our investments. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

  Investment Strategy

  Though market conditions for high-yield bonds have been quite favorable, we believe there are several events that could increase investor sensitivity to credit risk and erode confidence in our market. Among these are a significant stock market correction, rising default rates, a slower economy, or slower profit growth. In an investment environment in which risk premiums are small, we believe it is appropriate to maintain a defensive posture. We continue to emphasize shorter maturities and higher-quality issues, which we believe will be less sensitive to widening yield spreads.

  Portfolio Characteristics

  In the schedule of investments included in this report to shareholders, we reclassified several of the communications industry categories into more narrowly defined sectors that more closely reflect fundamental industry characteristics. Media and communications remains our largest broad industry category, totaling nearly 28% of total long-term investments. Of the narrowly classified sectors, the largest industries were: transportation, 9.0%; energy, 7.2%; paper & forest products, 6.9%; media & communications -- international, 6.8%; and cable -- international, 6.1%. Non-US bonds totaled nearly 30% of the portfolio, with emerging market issues accounting for 14.6% of total long-term investments. During the six-month period ended August 31, 1997, the average portfolio maturity was 6 years, 5 months.

  In Conclusion

  We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

  Sincerely,


  /s/ Arthur Zeikel

  Arthur Zeikel
  President


  /s/ Vincent T. Lathbury

  Vincent T. Lathbury III
  Vice President and Portfolio Manager


  /s/ Elizabeth M. Phillips

  Elizabeth M. Phillips
  Vice President and Portfolio Manager

  September 29, 1997


  Officers and
  Directors


  Arthur Zeikel, President and Director
  Joe Grills, Director
  Walter Mintz, Director
  Robert S. Salomon Jr., Director
  Melvin R. Seiden, Director
  Stephen B. Swensrud, Director
  Terry K. Glenn, Executive Vice President
  Joseph T. Monagle Jr., Senior Vice President
  Donald C. Burke, Vice President
  Vincent T. Lathbury III, Vice President
  Elizabeth M. Phillips, Vice President
  Gerald M. Richard, Treasurer
  Patrick D. Sweeney, Secretary

  Custodian & Transfer Agent
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110

  NYSE Symbol
  KYT


                                      2 & 3

                             Corporate High Yield Fund II, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS

                     S&P   Moody's    Face                                                                                  Value
INDUSTRIES          Rating Rating    Amount                     Corporate Bonds                               Cost        (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Aerospace &         B-     B2     $ 650,000  L-3 Communications Corp., 10.375% due 5/01/2007 (b)        $    650,000   $    693,875
Defense--1.2%       B+     B1       750,000  Tracor, Inc., 8.50% due 3/01/2007                               747,015        751,875
                                                                                                        ------------   ------------
                                                                                                           1,397,015      1,445,750
------------------------------------------------------------------------------------------------------------------------------------
Airlines--1.0%      B+     B1     1,035,836  USAir Inc., 11.20% due 3/19/2005**                              911,536      1,153,156
------------------------------------------------------------------------------------------------------------------------------------
Automotive--1.1%    B      B3       625,000  Collins & Aikman Products, 11.50% due 4/15/2006                 625,000        709,375
                    B+     B2       625,000  Venture Holdings Trust, 9.50% due 7/01/2005 (b)                 602,619        614,063
                                                                                                        ------------   ------------
                                                                                                           1,227,619      1,323,438
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting--Radio B-     B2     1,250,000  EZ Communications, Inc., 9.75% due 12/01/2005                 1,265,625      1,343,750
& Television--2.2%  B      B2       500,000  Sinclair Broadcasting Group Inc., 10% due 9/30/2005             494,375        522,500
                    B      Ba2      625,000  Young Broadcasting Corporation, 11.75% due 11/15/2004           695,313        693,750
                                                                                                        ------------   ------------
                                                                                                           2,455,313      2,560,000
------------------------------------------------------------------------------------------------------------------------------------
Building            BB     Ba3    1,500,000  Building Materials Corporation, 10.241% due 7/01/2004*        1,294,446      1,383,750
Materials--1.8%     BB     B1       625,000  Cemex S.A., 12.75% due 7/15/2006 (b)                            625,000        742,188
                                                                                                        ------------   ------------
                                                                                                           1,919,446      2,125,938
------------------------------------------------------------------------------------------------------------------------------------
Cable--3.7%         CCC+   Caa    2,823,149  American Telecasting, Inc., 13.646% due 6/15/2004*            2,252,779        825,771
                    B      B2     1,000,000  Intermedia Capital Partners, 11.25% due 8/01/2006             1,003,750      1,090,000
                    BB-    B2     1,250,000  Lenfest Communications, Inc., 10.50% due 6/15/2006            1,267,813      1,353,125
                    BB+    Ba3      500,000  TCI Communications Inc., 9.65% due 3/31/2027                    545,625        541,920
                    B-     B3     1,915,000  Wireless One Inc., 13.499% due 8/01/2006* (f)                 1,148,242        411,725
                                                                                                        ------------   ------------
                                                                                                           6,218,209      4,222,541
------------------------------------------------------------------------------------------------------------------------------------
Cable--             NR++   NR++   2,961,000  Australis Media Ltd., 14.09% due 5/15/2003* (e)               2,044,654      2,391,007
International--6.4% BB-    Baa3     500,000  Bell Cablemedia PLC, 9.898% due 7/15/2004*                      439,192        458,750
                                             Diamond Cable Communications PLC*:
                    B-     B3       875,000    10.773% due 12/15/2005                                        639,073        624,531
                    B-     B3     1,750,000    11.387% due 2/15/2007                                       1,045,041      1,080,625
                                             International Cabletel Inc.:
                    B      B3       500,000    10% due 2/15/2007                                             500,313        517,500
                    B-     B3     1,250,000    Series B, 9.99% due 2/01/2006*                                845,509        900,000
                    B+     Baa3   1,515,000  Videotron Holdings PLC, 12% due 7/01/2004*                    1,182,388      1,397,587
                                                                                                        ------------   ------------
                                                                                                           6,696,170      7,370,000
------------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.4%     B+     B2       500,000  Huntsman Corporation, 9.50% due 7/01/2007 (b)                   500,000        520,000
------------------------------------------------------------------------------------------------------------------------------------
Computer Services/  BB-    Ba1    1,000,000  Advanced Micro Devices Inc., 11% due 8/01/2003                1,038,750      1,117,500
Electronics--2.6%   B-     B2       750,000  Amphenol Corporation, 9.875% due 5/15/2007                      750,000        774,375
                    B      B2     1,000,000  Celestica International Inc., 10.50% due 12/31/2006           1,000,000      1,072,500
                                                                                                        ------------   ------------
                                                                                                           2,788,750      2,964,375
------------------------------------------------------------------------------------------------------------------------------------
Consumer            B      B3     1,175,000  Coleman Escrow Corp., 11.573% due 5/15/2001* (b)                775,485        769,625
Products--3.0%      B      B2     2,000,000  Revlon Consumer Products Corp., 9.375% due 4/01/2001          1,762,619      2,067,500

                    B+     B1       547,000  Samsonite Corporation, 11.125% due 7/15/2005                    528,910        616,742
                                                                                                        ------------   ------------
                                                                                                           3,067,014      3,453,867
------------------------------------------------------------------------------------------------------------------------------------
Consumer            B      B2     1,110,000  Affinity Group Inc., 11.50% due 10/15/2003                    1,140,250      1,190,475
Services--1.0%
------------------------------------------------------------------------------------------------------------------------------------
Diversified--1.2%   B-     B3     1,250,000  Crain Industries, 13.50% due 8/15/2005                        1,256,875      1,421,875
------------------------------------------------------------------------------------------------------------------------------------
Energy--7.6%        B+     B2     1,125,000  Benton Oil & Gas Co., 11.625% due 5/01/2003                   1,125,000      1,226,250
                    B+     B3     1,000,000  Clark USA Inc., 10.875% due 12/01/2005                        1,000,000      1,065,000
                    B      B1     1,250,000  KCS Energy Inc., 11% due 1/15/2003                            1,279,375      1,362,500
                    BBB-   Baa3   2,000,000  Oleoducto Central S.A., 9.35% due 9/01/2005 (b)               2,000,000      2,123,610
                    B+     B3     3,950,000  Transamerican Energy Corp., 13.155% due 6/15/2002* (b)        3,134,783      3,011,875
                                                                                                        ------------   ------------
                                                                                                           8,539,158      8,789,235
------------------------------------------------------------------------------------------------------------------------------------
Entertainment--1.3% B      B2     1,250,000  Six Flags Theme Parks, 5.969% due 6/15/2005*                  1,280,000      1,290,625
                    B+     Ba3      250,000  Speedway Motorsports, Inc., 8.50% due 8/15/2007 (b)             249,320        250,625
                                                                                                        ------------   ------------
                                                                                                           1,529,320      1,541,250
------------------------------------------------------------------------------------------------------------------------------------
Financial           NR++   Ba3    1,508,000  First Nationwide Escrow, 10.625% due 10/01/2003               1,678,920      1,651,260
Services--5.3%      BB+    B1     2,000,000  Penncorp Financial Group, Inc., 9.25% due 12/15/2003          2,000,000      2,105,000
                    BB-    B1     2,000,000  Reliance Group Holdings Inc., 9.75% due 11/15/2003            2,010,000      2,094,480
                    BB-    NR++     250,000  Veritas Holdings, 9.625% due 12/15/2003 (b)                     252,187        261,250
                                                                                                        ------------   ------------
                                                                                                           5,941,107      6,111,990
------------------------------------------------------------------------------------------------------------------------------------
Food &              B      B3       500,000  Curtice Burns Foods, Inc., 12.25% due 2/01/2005                 500,000        551,250
Beverage--3.2%      B+     B2     3,000,000  Fresh Del Monte Produce Corp., 10% due 5/01/2003              2,875,000      3,165,000
                                                                                                        ------------   ------------
                                                                                                           3,375,000      3,716,250
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government  BB-    B1       750,000  Republic of Brazil, 10.125% due 5/15/2027                       699,255        727,500
Obligations--0.6%
------------------------------------------------------------------------------------------------------------------------------------
Gaming--5.3%        B+     B2     2,000,000  GB Property Funding Corp., 10.875% due 1/15/2004              1,952,500      1,795,000
                    D      Caa    2,000,000  Harrah's Jazz Company, 14.25% due 11/15/2001 (d)              2,000,000        760,000
                    B+     B2     1,000,000  Station Casinos, Inc., 9.75% due 4/15/2007 (b)                  992,539        972,500
                    BB-    B1     2,000,000  Trump Atlantic City, 11.25% due 5/01/2006                     2,000,000      1,950,000
                    NR++   Caa      750,000  Trump Castle Funding Inc., 11.75% due 11/15/2003                699,153        701,250
                                                                                                        ------------   ------------
                                                                                                           7,644,192      6,178,750
------------------------------------------------------------------------------------------------------------------------------------
Health              B      B3     1,250,000  Imed Corp., 9.75% due 12/01/2006 (b)                          1,263,750      1,285,937
Services--2.0%      B+     B2     1,000,000  Quest Diagnostic Inc., 10.75% due 12/15/2006                  1,000,000      1,087,500
                                                                                                        ------------   ------------
                                                                                                           2,263,750      2,373,437
------------------------------------------------------------------------------------------------------------------------------------
Hotel--0.9%         BB-    Ba3    1,000,000  HMH Properties Inc., 8.875% due 7/15/2007 (b)                 1,001,250      1,017,500
------------------------------------------------------------------------------------------------------------------------------------
Independent Power   BB+    Ba2      375,000  California Energy Company, Inc., 9.875% due 6/30/2003           375,000        407,194
Producers--0.8%     BB-    Ba3      500,000  Calpine Corporation, 8.75% due 7/15/2007 (b)                    498,176        506,875
                                                                                                        ------------   ------------
                                                                                                             873,176        914,069
------------------------------------------------------------------------------------------------------------------------------------
Media &             BB-    Ba3    1,000,000  Antenna TV S.A., 9% due 8/01/2007 (b)                           968,279        970,000
Communications--                             Call-Net Enterprises, Inc.*:
International--7.2% BB-    B1     1,250,000    10.927% due 12/01/2004                                      1,039,623      1,107,812
                    BB-    B1     1,000,000    9.27% due 8/15/2007                                           638,360        646,250


                                      4 & 5

                             Corporate High Yield Fund II, Inc., August 31, 1997

                     S&P   Moody's    Face                                                                                  Value
INDUSTRIES          Rating Rating    Amount                     Corporate Bonds                               Cost        (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Media &             BB-    B1    $1,000,000  Comtel Brasileira Ltd., 10.75% due 9/26/2004 (b)           $  1,000,000   $  1,056,250
Communications--    BB-    B2       750,000  Globo Communicacoes, 10.50% due 12/20/2006 (b)                  748,142        785,625
International       BB     Ba3    1,250,000  Grupo Televisa S.A., 11.375% due 5/15/2003                    1,250,000      1,371,875
(concluded)         BBB-   B1     2,000,000  Telefonica de Argentina S.A., 11.875% due 11/01/2004          1,960,160      2,382,400
                                                                                                        ------------   ------------
                                                                                                           7,604,564      8,320,212
------------------------------------------------------------------------------------------------------------------------------------
Metals &            CCC+   B2     2,000,000  Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003        2,090,000      2,170,000
Mining--6.1%                                 Maxxam Group, Inc.:
                    CCC+   B3     2,000,000    11.25% due 8/01/2003                                        1,990,000      2,120,000
                    CCC+   B3     1,835,000    14.726% due 8/01/2003*                                      1,507,908      1,688,200
                    B      B3     1,000,000  Westmin Resources Ltd., 11% due 3/15/2007                     1,000,000      1,070,000
                                                                                                        ------------   ------------
                                                                                                           6,587,908      7,048,200
------------------------------------------------------------------------------------------------------------------------------------
Packaging--1.2%     B+     Ba3    1,250,000  Vicap S.A., 11.375% due 5/15/2007 (b)                         1,243,375      1,370,312
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest      B      B3     1,250,000  Ainsworth Lumber Company, 12.50% due 7/15/2007) (b)+          1,215,725      1,214,559
Products--7.3%      BB-    B1     1,375,000  Doman Industries Ltd., 8.75% due 3/15/2004                    1,268,125      1,354,375
                    BB     Ba3      625,000  Malette Inc., 12.25% due 7/15/2004                              695,312        706,250
                    BB     Ba3    1,000,000  P.T. Pabrik Kertas Tjiwi Kimia, 10% due 8/01/2004 (b)           994,550        968,750
                                             Repap New Brunswick, Inc.:
                    CCC    B2     1,000,000    9.875% due 7/15/2000                                        1,000,000      1,012,500
                    CC     Caa      500,000    10.625% due 4/15/2005                                         473,750        473,750
                    CCC    B2     1,000,000  Repap Wisconsin Finance, Inc., 9.25% due 2/01/2002              872,500      1,057,500
                    B-     B3       500,000  Riverwood International Corp., 10.25% due 4/01/2006             483,750        498,750
                    B+     B1     1,000,000  S.D. Warren Co., 12% due 12/15/2004                           1,000,000      1,122,500
                                                                                                        ------------   ------------
                                                                                                           8,003,712      8,408,934
------------------------------------------------------------------------------------------------------------------------------------
Product             B-     B3     1,000,000  AmeriServ Food Company, 10.125% due 7/15/2007 (b)             1,000,000      1,025,000
Distribution--1.5%  B+     B3       750,000  Fleming Companies, Inc., 10.50% due 12/01/2004 (b)              745,642        759,375
                                                                                                        ------------   ------------
                                                                                                           1,745,642      1,784,375
------------------------------------------------------------------------------------------------------------------------------------
Publishing &                                 Hollinger International, Inc.:
Printing--1.6%      BB+    Ba3      500,000    8.625% due 3/15/2005                                          497,500        510,000
                    BB-    B1       500,000    9.25% due 3/15/2007                                           496,790        517,500
                    B      B3       750,000  MDC Communications Corp., 10.50% due 12/01/2006                 750,000        796,875
                                                                                                        ------------   ------------
                                                                                                           1,744,290      1,824,375
------------------------------------------------------------------------------------------------------------------------------------
Real Estate--1.4%   NR++   NR++   2,325,000  Rockefeller Center Properties, Inc., 11.07% due
                                             12/31/2000* (Convertible)                                     1,630,799      1,592,625
------------------------------------------------------------------------------------------------------------------------------------
Supermarkets--0.9%  NR++   Caa    1,250,000  Food 4 Less Supermarkets, Inc., 11.039% due 7/15/2005*        1,010,409        996,875
------------------------------------------------------------------------------------------------------------------------------------
Telephony--         NR++   NR++   1,000,000  Brooks Fiber Properties, Inc., 10.546% due 11/01/2006*          682,445        695,000
Competitive         B+     B2     1,000,000  GCI Inc., 9.75% due 8/01/2007                                 1,000,000      1,020,000
Local Exchange      B      B2       500,000  Intermedia Communications Inc., 10.503% due 7/15/2007* (b)      312,524        316,250
Carriers--3.6%      NR++   NR++   1,250,000  Nextlink Communications Inc., 12.50% due 4/15/2006            1,250,000      1,378,125

                    B      B1       750,000  Teleport Communications Group Inc., 9.875% due 7/01/2006        791,625        804,375
                                                                                                        ------------   ------------
                                                                                                           4,036,594      4,213,750
------------------------------------------------------------------------------------------------------------------------------------
Transportation--9.4%BB-    NR++   1,000,000  Autopistas Del Sol S.A., 10.25% due 8/01/2009 (b)             1,000,000      1,022,500
                    NR++   B3     1,000,000  Central Transport Rental Group, PLC (CTR),
                                             9.50% due 4/30/2003                                           1,055,000      1,045,000
                    BB-    Ba2    2,000,000  Eletson Holdings, Inc., 9.25% due 11/15/2003                  2,030,000      2,025,000
                    BB-    B1     1,250,000  Sea Containers Ltd., 12.50% due 12/01/2004                    1,368,750      1,412,500
                    NR++   B3     4,271,000  Transtar Holdings, Inc., 12.75% due 12/15/2003*               3,218,506      3,673,060
                    B      B3     1,750,000  Trism Inc., 10.75% due 12/15/2000                             1,666,875      1,754,375
                                                                                                        ------------   ------------
                                                                                                          10,339,131     10,932,435
------------------------------------------------------------------------------------------------------------------------------------
Utilities--6.0%     BB-    B1     1,750,000  Beaver Valley Funding Corp., 9% due 6/01/2017                 1,635,625      1,859,637
                    BB-    NR++   1,010,000  First PV Funding Corp., 10.30% due 1/15/2014                  1,075,138      1,067,469
                    BBB-   B1     1,500,000  Metrogas S.A., 12% due 8/15/2000                              1,497,500      1,665,000
                    NR++   NR++   2,359,520  Tucson Electric & Power Co., 10.21% due 1/01/2009** (c)       2,312,331      2,382,456
                                                                                                        ------------   ------------
                                                                                                           6,520,594      6,974,562
------------------------------------------------------------------------------------------------------------------------------------
Wireless            CCC-   B3     1,000,000  Cencall Communications Corporation, 13.935% due 1/15/2004*      712,905        842,500
Communications--    CCC-   B3       950,000  Nextel Communications Inc., 13.486% due 8/15/2004*              639,394        786,125
Domestic Paging &   B-     B3     1,000,000  Western Wireless Corp., 10.50% due 2/01/2007                    995,937      1,035,000
Cellular--2.3%                                                                                          ------------   ------------
                                                                                                           2,348,236      2,663,625
------------------------------------------------------------------------------------------------------------------------------------
Wireless            CCC+   B3     2,250,000  Cellular Communications International Inc., 11.885%
Communications--                             due 8/15/2000*                                                1,592,327      1,749,375
International       B+     B3     2,070,000  Comunicacion Celular, 13.153% due 11/15/2003*                 1,370,885      1,604,250
Paging &            B-     B3     1,500,000  Millicom International Cellular S.A., 13.80% due 6/01/2006*     901,470      1,126,875
Cellular--3.9%                                                                                          ------------   ------------
                                                                                                           3,864,682      4,480,500
------------------------------------------------------------------------------------------------------------------------------------
                                             Total Investments in Corporate Bonds--105.0%                118,124,341    121,732,176
------------------------------------------------------------------------------------------------------------------------------------
                                     Shares
                                      Held                      Stocks & Warrants
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting--Radio                   1,339  Paxson Communications Corp. (Convertible Preferred))(b)(d)+   1,244,972      1,446,120
& Television--1.3%
------------------------------------------------------------------------------------------------------------------------------------
Cable--0.0%                          18,350  American Telecasting, Inc. (Warrants) (a)                             0          7,340
------------------------------------------------------------------------------------------------------------------------------------
Entertainment--1.7%                  17,076  On Command Corporation (d)                                    3,186,975        251,871
                                      5,447  On Command Corporation (Warrants) (a)                            43,576         29,959
                                      1,498  Time Warner Inc. (Preferred) (Series M)+                      1,640,168      1,703,975
                                                                                                        ------------   ------------
                                                                                                           4,870,719      1,985,805
------------------------------------------------------------------------------------------------------------------------------------
Supermarkets--0.1%                   35,348  Grand Union Co. (d)                                           2,103,750         66,278
------------------------------------------------------------------------------------------------------------------------------------
Telephony--                             521  Intermedia Communications Inc. (Convertible Preferred)
Competitive                                  (b)(d)+                                                         521,998        591,335
Local Exchange
Carriers--0.5%
------------------------------------------------------------------------------------------------------------------------------------
Wireless                                750  Nextel Communications Inc. (Preferred) (b)(d)+                  750,000        817,500
Communications--
Domestic Paging &
Cellular--0.7%
------------------------------------------------------------------------------------------------------------------------------------


                                      6 & 7

                             Corporate High Yield Fund II, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS (concluded)

                                     Shares                                                                                Value
INDUSTRIES                            Held                      Stocks & Warrants                            Cost        (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Wireless                              1,250  Cellular Communications International Inc. (Warrants) (a)  $     30,163    $    18,750
Communications--                      2,070  Comunicacion Celular S.A. (Warrants) (a)(b)                       2,261         12,938
International Paging &                                                                                  ------------    -----------
Cellular--0.0%                                                                                                32,424         31,688

------------------------------------------------------------------------------------------------------------------------------------
                                             Total Investments in Stocks & Warrants-- 4.3%                 9,523,863      4,946,066
------------------------------------------------------------------------------------------------------------------------------------
                                     Face
                                    Amount              Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------------
Commercial                         $217,000  General Motors Acceptance Corp., 5.69% due 9/02/1997            217,000        217,000
Paper***--0.2%
------------------------------------------------------------------------------------------------------------------------------------
                                             Total Investments in Short-Term Securities-- 0.2%               217,000        217,000
------------------------------------------------------------------------------------------------------------------------------------
                                             Total Investments--109.5%                                  $127,865,204    126,895,242
                                                                                                        ============

                                             Liabilities in Excess of Other Assets--(9.5%)                              (10,992,490)
                                                                                                                       ------------
                                             Net Assets --100.0%                                                       $115,902,752
                                                                                                                       ============

------------------------------------------------------------------------------------------------------------------------------------

* Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
**    Subject to principal paydowns.
*** Commercial Paper is traded on a discount basis; the interest rate shown is the rate paid at the time of purchase by the Fund.
+ Represents a pay-in-kind security which may pay interest in additional shares/face.
++    Not Rated.
(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the securities Act of 1933.
(c) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $2,382,000, representing 2.1% of net assets.
--------------------------------------------------------------------------------
                                          Acquisition                   Value
Issue                                        Date         Cost        (Note 1a)
--------------------------------------------------------------------------------
Tucson Electric & Power Co., 10.21%
  due 1/01/2009                            3/23/1994   $ 2,312,331   $ 2,382,456
--------------------------------------------------------------------------------
Total                                                  $ 2,312,331   $ 2,382,456
                                                       ===========   ===========
--------------------------------------------------------------------------------
(d)   Non-income producing security.
(e)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(f)   Each $1,000 face amount contains one warrant of Wireless One Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of August 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
Assets:                  Investments, at value (identified cost--$127,865,204) (Note 1a) ................             $126,895,242
                         Cash ...........................................................................                      817
                         Interest receivable ............................................................                2,174,405
                         Deferred organization expenses (Note 1e) .......................................                   14,460
                         Prepaid expenses and other assets ..............................................                   52,124
                                                                                                                      ------------
                         Total assets ...................................................................              129,137,048
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:             Loans (Note 5) .................................................................               13,000,000
                         Payables:
                           Interest on loans (Note 5) ...................................................  $ 101,054
                           Investment adviser (Note 2) ..................................................     56,979       158,033
                                                                                                           ---------
                         Accrued expenses and other liabilities .........................................                   76,263
                                                                                                                      ------------
                         Total liabilities ..............................................................               13,234,296
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:              Net assets .....................................................................             $115,902,752
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------
Capital:                 Common stock, $.10 par value, 200,000,000 shares authorized ....................                $ 886,462
                         Paid-in capital in excess of par ...............................................              123,179,123
                         Undistributed investment income--net ...........................................                  692,800
                         Accumulated realized capital losses on investments--net (Note 6) ...............               (7,885,671)
                         Unrealized depreciation on investments--net ....................................                 (969,962)
                                                                                                                      ------------
                         Net Assets--Equivalent to $13.07 per share based on 8,864,621 shares of capital stock outstanding
                         (market price $13.4375) ........................................................             $115,902,752
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                         For the Year Ended August 31, 1997
---------------------------------------------------------------------------------------------------------------------------
Investment Income        Interest and discount earned ......................................................   $ 12,188,700
(Note 1d):               Dividends .........................................................................        110,387
                         Other .............................................................................        170,325
                                                                                                               ------------
                         Total income ......................................................................     12,469,412
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Expenses:                Investment advisory fees (Note 2) .................................................        597,891
                         Loan interest expense (Note 5) ....................................................        485,353
                         Professional fees .................................................................         69,053
                         Borrowing cost (Note 5) ...........................................................         65,172
                         Accounting services (Note 2) ......................................................         64,737
                         Printing and shareholder reports ..................................................         41,884
                         Directors' fees and expenses ......................................................         40,297
                         Transfer agent fees ...............................................................         29,000
                         Custodian fees ....................................................................         12,538
                         Amortization of organization expenses (Note 1e) ...................................         11,729
                         Pricing services ..................................................................          5,867
                         Listing fees ......................................................................            125
                         Other .............................................................................         31,965
                                                                                                               ------------
                         Total expenses ....................................................................      1,455,611
                                                                                                               ------------
                         Investment income--net ............................................................     11,013,801
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized    Realized loss on investments--net .................................................     (1,676,196)
Gain (Loss) on           Change in unrealized depreciation on investments--net .............................      6,290,109
Investments--Net                                                                                               ------------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations ..............................   $ 15,627,714
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

                            See Notes to Financial Statements.


                                     9 & 10

                             Corporate High Yield Fund II, Inc., August 31, 1997

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            For the Year
                                                                                                          Ended August 31,
                                                                                                     --------------------------
                         Increase (Decrease) in Net Assets:                                               1997          1996
-------------------------------------------------------------------------------------------------------------------------------
Operations:              Investment income--net ..................................................   $ 11,013,801  $ 11,504,639
                         Realized loss on investments--net .......................................     (1,676,196)     (430,981)
                         Change in unrealized depreciation on investments--net ...................      6,290,109     1,676,281
                                                                                                     ------------  ------------
                         Net increase in net assets resulting from operations ....................     15,627,714    12,749,939
                                                                                                     ------------  ------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends to             Investment income--net ..................................................    (11,103,616)  (11,768,201)
Shareholders (Note 1f):                                                                              ------------  ------------
                         Net decrease in net assets resulting from dividends to shareholders .....    (11,103,616)  (11,768,201)
                                                                                                     ------------  ------------
-------------------------------------------------------------------------------------------------------------------------------
Capital Share            Value of shares sold to Common Stock shareholders in reinvestment
Transactions (Note 4):    of dividends ...........................................................      2,987,977     1,355,059
                                                                                                     ------------  ------------
                         Net increase in net assets derived from capital share transactions ......      2,987,977     1,355,059
                                                                                                     ------------  ------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:              Total increase in net assets ............................................      7,512,075     2,336,797
                         Beginning of year .......................................................    108,390,677   106,053,880
                                                                                                     ------------  ------------
                         End of year* ............................................................   $115,902,752  $108,390,677
                                                                                                     ============  ============
-------------------------------------------------------------------------------------------------------------------------------
                       * Undistributed investment income--net (Note 1g) ..........................   $    692,800  $    681,877
                                                                                                     ============  ============
-------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS

                         For the Year Ended August 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
Cash Provided by         Net increase in net assets resulting from operations ....................................  $ 15,627,714
Operating Activities:    Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables ...............................................................       383,901
                           Increase in other assets ..............................................................       (13,902)
                           Increase in other liabilities .........................................................        43,074
                           Realized and unrealized gain on investments--net ......................................    (4,613,913)
                           Amortization of discount ..............................................................    (3,244,320)
                                                                                                                    ------------
                         Net cash provided by operating activities ...............................................     8,182,554
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Cash Used for            Proceeds from sales of long-term investments ............................................    83,380,387
Investing Activities:    Purchases of long-term investments ......................................................   (88,074,134)
                         Purchases of short-term investments .....................................................  (129,556,914)
                         Proceeds from sales and maturities of short-term investments ............................   130,384,000
                                                                                                                    ------------
                         Net cash used for investing activities ..................................................    (3,866,661)
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Cash Used for            Cash receipts from borrowings ...........................................................    52,850,000
Financing Activities:    Cash payments on borrowings .............................................................   (49,100,000)
                         Dividends paid to shareholders ..........................................................    (8,115,638)
                                                                                                                    ------------
                         Net cash used for financing activities ..................................................    (4,365,638)
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Cash:                    Net decrease in cash ....................................................................       (49,745)
                         Cash at beginning of year ...............................................................        50,562
                                                                                                                    ------------
                         Cash at end of year .....................................................................  $        817
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Cash Flow Information:   Cash paid for interest ..................................................................  $    440,310
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Non-Cash                 Capital shares issued in reinvestment of dividends paid to shareholders .................  $  2,987,977
Financing Activities:                                                                                               ============
--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived
                   from information provided in the financial statements.                      For the Year          For the Period
                                                                                             Ended August 31,         November 26,
                                                                                    --------------------------------   1993++ to
                   Increase (Decrease) in Net Asset Value:                             1997+      1996        1995   August 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ........................... $  12.56    $  12.44    $  12.37    $  14.18
Operating                                                                           --------    --------    --------    --------
Performance:         Investment income--net .......................................     1.26        1.35        1.40        1.06
                     Realized and unrealized gain (loss) on investments--net ......      .52         .15         .10       (1.91)
                                                                                    --------    --------    --------    --------
                   Total from investment operations ...............................     1.78        1.50        1.50        (.85)
                                                                                    --------    --------    --------    --------
                   Less dividends from investment income--net .....................    (1.27)      (1.38)      (1.43)       (.94)
                                                                                    --------    --------    --------    --------
                   Capital charge resulting from the issuance of Common Stock .....       --          --          --        (.02)
                                                                                    --------    --------    --------    --------
                   Net asset value, end of period ................................. $  13.07    $  12.56    $  12.44    $  12.37
                                                                                    ========    ========    ========    ========
                   Market price per share, end of period .......................... $13.4375    $  13.00    $  12.00    $ 12.125
                                                                                    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .............................    14.91%      12.71%      13.41%      (6.27%)++
Return:**                                                                           ========    ========    ========    ========
                   Based on market price per share ................................    14.14%      20.94%      11.61%     (13.15%)++
                                                                                    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement and excluding interest expense ..      .81%        .81%        .86%        .50%*
Net Assets:                                                                         ========    ========    ========    ========
                   Expenses, net of reimbursement .................................     1.22%       1.65%       2.49%       1.68%*
                                                                                    ========    ========    ========    ========
                   Expenses .......................................................     1.22%       1.65%       2.49%       2.00%*
                                                                                    ========    ========    ========    ========
                   Investment income--net .........................................     9.23%       9.15%       8.73%       8.75%*
                                                                                    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Leverage:          Amount of borrowings (in thousands) ............................ $ 13,000    $  9,250    $ 19,750    $ 45,000
                                                                                    ========    ========    ========    ========
                   Average amount of borrowings outstanding during the period (in
                    thousands) .................................................... $  8,433    $ 16,948    $ 21,336    $ 41,935
                                                                                    ========    ========    ========    ========
                   Average amount of borrowings outstanding per share during the
                    period ........................................................ $    .97    $   1.98    $   2.55    $   5.10
                                                                                    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ....................... $115,903    $108,391    $106,054    $101,696
Data:                                                                               ========    ========    ========    ========
                   Portfolio turnover .............................................    70.76%      69.75%      61.97%      42.21%
                                                                                    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------

+     Based on average shares outstanding during the period.
++    Commencement of Operations.
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
++    Aggregate total investment return.

See Notes to Financial Statements.


                                    11 & 12

                             Corporate High Yield Fund II, Inc., August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments -- Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $100,738 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the year ended August 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $4,447 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $87,510,662 and $83,380,387, respectively.

Net realized and unrealized losses as of August 31, 1997 were as follows:

-----------------------------------------------------------------------
                                              Realized      Unrealized
                                               Losses         Losses
-----------------------------------------------------------------------
Long-term investments...........            $ (1,676,196)   $ (969,962)
                                            ------------    ----------
Total ..........................            $ (1,676,196)   $ (969,962)
                                            ============    ==========
-----------------------------------------------------------------------

As of August 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $1,035,503, of which $7,870,749 related to appreciated securities and $8,906,252 related to depreciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $127,930,745.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended August 31, 1997 and August 31, 1996 increased by 233,770 and 107,955, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On January 31, 1997, the Fund entered into a credit agreement with Merrill Lynch International Bank Limited, an affiliate of MLPF&S, for an unsecured revolving credit facility. The agreement provides for $50,000,000 unsecured revolving credit facility bearing interest at the Federal Funds Rate plus 0.25% and/or LIBOR plus 0.25%. The proceeds of the new facility were used, in part, to refinance the Fund's existing credit facility. For the year ended August 31, 1997, the maximum amount borrowed was $16,300,000, the average amount borrowed was approximately $8,433,000 and the daily weighted average interest rate was 5.76%. For the year ended August 31, 1997, facility and commitment fees aggregated approximately $65,000.

6. Capital Loss Carryforward:

At August 31, 1997, the Fund had a net capital loss carryforward of approximately $7,117,000, of which $2,725,000 expires in 2003, $3,371,000 expires in 2004 and $1,021,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On September 8, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.103589 per share, payable on September 30, 1997 to shareholders of record as of September 18, 1997.

                                    13 & 14

                             Corporate High Yield Fund II, Inc., August 31, 1997

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders, Corporate High Yield Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund II, Inc. as of August 31, 1997, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended and the period November 26, 1993 (commencement of operations) to August 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund II, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1997

PORTFOLIO INFORMATION (unaudited)

                                                                                                                    Percent of Total
         As of August 31, 1997                                                                                 Long-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
Top Ten
Holdings Maxxam Group, Inc.         Maxxam is a holding company whose affiliate, Kaiser Aluminum, is a leading producer
         11.25%    8/01/2003        of aluminum. Kaiser's common stock secures these bonds. Through subsidiaries,
         14.726%   8/01/2003        Pacific Lumber and Britt Lumber, Maxxam is the largest producer of premium-grade
                                    redwood lumber in the world.                                                               3.01%
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         Transtar Holdings, Inc.    Transtar is a transportation holding company with seven railroads, a Great Lakes shipping
         12.75%   12/15/2003        fleet and an inland barge operation. Transtar provides sole rail access and primary
                                    water transport for nearly all the steel plants of USX.                                    2.90%
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         Fresh Del Monte            Fresh Del Monte is a world leader in fresh tropical fruits, primarily bananas, but also
         Produce Corp.              pineapples and melon. The company is the third-largest marketer of bananas in the world.   2.50%
         10%       5/01/2003
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         Transamerican Energy Corp. Transamerican Energy is an energy company with interests in natural gas and oil refining.
         13.155%   6/15/2002        The company owns approximately 70% of TransTexas Gas Corp., a public natural gas exploration, development and production company, primarily in South Texas. 100%-owned
                                    Transamerican Refining Corp. owns a large petroleum refinery on the Gulf Coast near
                                    New Orleans. The refinery is being rebuilt to process heavy, sour crude oils into higher
                                    value, light petroleum products such as gasoline and heating oil.                          2.38%
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         Nextel Communications Inc. Nextel is building a network to provide digital wireless communications services that
         13.486%   8/15/2004        ultimately will have a nationwide footprint. The company currently has service in
         13.935%   1/15/2004        over 225 cities and expects service to cover 85% of the US population by the end of
         13% Preferred Stock        1998. The company has over 423,000 subscribers. Cencall Communications Corporation
                                    is part of Nextel Communications Inc.                                                      1.93%
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         Australis Media Ltd.       Australis is a television programming provider offering a package of popular shows for
         14.09%    5/15/2003        the Australian market. Australis also is a wireless and satellite television signal provider in Australia. The company is in talks to be acquired by Foxtel, a joint venture
                                    between News Corp. and Telstra Corp.                                                       1.89%
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         Tucson Electric &          This electric utility serves Tucson, Arizona, and surrounding areas. Our bonds are secured
         Power Co.                  lease obligation bonds on the company's Springerville coal fired power generation plant.   1.88%
         10.21%    1/01/2009
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         Telefonica de              Telefonica de Argentina provides monopoly telephone service to the southern half of
         Argentina S.A.             Argentina, including about half the Buenos Aires metropolitan area where nearly one
         11.875%  11/01/2004        third of Argentina's population is located.                                                1.88%
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         Kaiser Aluminum            Kaiser, an affiliate of Maxxam Inc., is one of the world's leading producers of aluminum.
         & Chemical Corp.           The company mines and refines bauxite into alumina, produces aluminum from alumina
         12.75%    2/01/2003        and manufactures fabricated aluminum products.                                             1.71%
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         Oleoducto Central S.A.     Oleoducto Central ("Ocensa") was formed to own and operate the Oleoducto Central
         9.35%   9/01/2005          pipeline in Colombia that connects the large Cusiana and Cupiagua oil fields to a port on the Caribbean coast. The pipeline is under construction, with completion expected in late 1997. Ocensa is owned by Ecopetrol, the Colombian state oil company, and by
                                    subsidiaries of British Petroleum, Total, Triton Energy, and TransCanada Pipelines.        1.68%


                                    15 & 16

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16913--8/97

Printed on post-consumer recycled paper